Exhibit 10.24

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].

FIRST AMENDMENT TO

MASTER CLINICAL TRIAL COLLABORATION AGREEMENT

This First Amendment to the Master Clinical Trial Collaboration Agreement (this “First Amendment”) is entered into on October 14, 2022 (“the First Amendment Effective Date”) by and between Bristol-Myers Squibb Company with offices located at Route 206 and Province Line Road, Princeton, NJ 08543-4000 (“BMS”) and BioAtla, Inc., headquartered at 11085 Torreyana Road, San Diego, California 92121 (the “Company”). Each of BMS and the Company are individually referred to herein as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, BMS and the Company entered into the Master Clinical Trial Collaboration Agreement dated January 5, 2022 (the “Master Agreement”);

WHEREAS, the Parties wish to amend the terms of the Master Agreement in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in view of the foregoing, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, both Parties hereto, intending to be legally bound, hereby agree as follows:

1.
Defined Terms. All capitalized terms used herein shall have the meaning ascribed to each of them as defined herein and, if not defined herein, shall have the meaning ascribed to each of them in the Master Agreement.
2.
Amendment to the Master Agreement.

(a) Effective as of the First Amendment Effective Date, the definition of “Himalaya Therapeutics SECZ Territory” in Article 1 (Definitions) of the Master Agreement shall be deleted in its entirety and replaced with the following:

“Himalaya Therapeutics SECZ Territory” means [***]; it being understood and agreed that Company shall be entitled from time to time to notify BMS in writing that [***] may be proposed for BMS’ consideration as part of the Territory, and for elimination from the Himalaya Therapeutics SECZ Territory.

3.
Full force and effect. Except as expressly amended hereby, the Master Agreement shall remain unchanged and in full force and effect in accordance with its original terms; provided that, to the extent that any of the terms and conditions of this First Amendment are inconsistent with the terms and conditions of the Master Agreement, the terms of this First Amendment will govern.
4.
Incorporation of Recitals. The Recitals are hereby incorporated into this First Amendment by reference.

5.
Governing Law. This First Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, USA, without giving effect to principles of conflicts of laws.

6. Miscellaneous. Except as specifically amended by this First Amendment, the Agreement shall continue in full force and effect pursuant to its terms. This First Amendment may be executed in two or more counterparts, each of which need not contain the signature of more than one Party and shall be deemed an original, but all such counterparts taken together shall constitute one and the same agreement, and may be executed and delivered through the use of email of scanned or pdf copies of the executed Amendment, each such scanned or pdf copy of this Amendment that includes a Party’s signature will be deemed an original. The Parties (a) are agreeing that each may use electronic signatures, and (b) by doing so agree to being subject to the provisions of the U.S. E-SIGN Act (i.e., the Electronic Signatures in Global and National Commerce Act (enacted June 30, 2000, and codified at 15 U.S.C. § 7001 et seq.)).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this First Amendment to the Master Clinical Trial Collaboration Agreement is effective as of the First Amendment Effective Date.

BIOATLA, INC.

By: /s/ Monica Sullivan

Name: Monica Sullivan

Title: SVP, IP and Contracts

Date: November 16, 2022

BRISTOL-MYERS SQUIBB COMPANY

By: /s/ Jonathan Cheng

Name: Jonathan Cheng

Title: Therapeutic Area Head Oncology

Date: November 17, 2022